SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2005

LAS VEGAS GAMING, INC.
---------------------------
(Exact name of registrant as specified in its charter)

NEVADA                                                                                  000-30375                                                   88-0392994
(State or other                                                                   (Commission File Number)                                                 (IRS Employer
jurisdiction of incorporation)                                                                                                                                         Identification Number)

4000 West Ali Baba, Suite D
Las Vegas, Nevada                                                                                                      89118
(Address of principal executive offices)                                                                                                      (Zip Code)

Registrant’s telephone number, including area code (702) 871-7111

_____________________________                                                                                               _______________
(Former name or former address,                                                                                                               (Zip Code)
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 -- REGISTRANT’S BUSINESS AND OPERATIONS

None

SECTION 2 - FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

On February 18, 2005, Registrant consummated the Agreement and Plan of Merger dated January 14, 2005 (the "Merger Agreement") previously reported. As per the Merger Agreement, on this date, Las Vegas Gaming Merger Sub, Inc., a Nevada corporation and wholly owned subsidiary of the Registrant ("LVMS") acquired all of the stock of AdLine Gaming Inc., a Georgia corporation ("AdLine") from AdLine Network, LLC (“AdLine Network), AdLine’s sole shareholder, and AdLine was dissolved and merged into LVMS. LVMS will shortly be merged into Registrant, thereby completing the acquisition of the assets of AdLine.

Under the terms of the Merger Agreement, the Registrant delivered to AdLine Network $500,000 in cash, 400,000 shares of Registrant’s common stock, and warrants to purchase 100,000 shares of the Registrant’s common stock at a price of $4 per share exercisable within 5 years of the closing date of the Merger Agreement.

As a result of the merger, Registrant has acquired AdLine’s patent pending digital video technology that services the gaming industry. The Registrant’s management believes that this acquisition will enable them to become more profitable in the gaming industry by enabling the company to increase the distribution of their Nevada Numbers TM game.

AdLine’s technology also provides the platform on which the Registrant’s Gambler’s Bonus Lottery is played. Except as disclosed herein and other than in respect of the Merger Agreement, there is no other material relationship between the Registrant and AdLine.

SECTION 3 - SECURITIES AND TRADING MARKETS

None

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

None

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

None

SECTION 6 - RESERVED

None

SECTION 7 - REGULATION FD

None

SECTION 8 - OTHER EVENTS

None

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

            None

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAS VEGAS GAMING, INC.

/s/ Russell Roth
Russell R. Roth,
Chairman of the Board, Chief Executive Office, and Chief Financial Officer

Date: February 22, 2005